                                                                      Exhibit 16

                                POWER OF ATTORNEY

     We, the undersigned Trustees of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam, III, Charles E. Porter, Patricia C. Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand and seal on the date set forth below.

SIGNATURE                   TITLE                                      DATE
/s/ John A. Hill          Chairman of the Board; Trustee          March 15, 2002
John A. Hill

/s/ George Putnam, III    President; Principal Executive Officer; March 15, 2002
George Putnam, III        Trustee

/s/ Jameson A. Baxter     Trustee                                 March 15, 2002
Jameson A. Baxter

/s/ Charles B. Curtis     Trustee                                 March 15, 2002
Charles B. Curtis

/s/ Ronald J. Jackson     Trustee                                 March 15, 2002
Ronald J. Jackson

/s/ Paul L. Joskow        Trustee                                 March 15, 2002
Paul L. Joskow


/s/ Elizabeth T. Kennan   Trustee                                 March 15, 2002
Elizabeth T. Kennan


/s/ Lawrence J. Lasser    Trustee                                 March 15, 2002
Lawrence J.  Lasser


/s/ John H. Mullin III    Trustee                                 March 15, 2002
John H. Mullin III


/s/ Robert E. Patterson   Trustee                                 March 15, 2002
Robert E. Patterson


/s/ A. J. C. Smith        Trustee                                 March 15, 2002
A. J. C. Smith


/s/ W. Thomas Stephens    Trustee                                 March 15, 2002
W. Thomas Stephens


/s/ W. Nicholas Thorndike Trustee                                 March 15, 2002
W. Nicholas Thorndike

                                                                      Schedule A
                                  PUTNAM FUNDS

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
      -Balanced Portfolio
      -Conservative Portfolio
      -Growth Portfolio
Putnam Balanced Fund
Putnam Balanced Retirement Fund
Putnam California Investment Grade Municipal Trust
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Convertible Opportunities and Income Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
      -Putnam Asia Pacific Fund II
      -Putnam Equity Fund 98
      -Putnam Equity Fund 2000
      -Putnam Financial Services Fund
      -Putnam Growth Fund
      -Putnam High Yield Trust II
      -Putnam International Core Fund
      -Putnam International Fund 2000
      -Putnam International Growth and Income Fund
      -Putnam Mid Cap 2000 Fund
      -Putnam New Century Growth Fund
      -Putnam Technology Fund
      -Putnam U.S. Core Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Income Convertible and Bond Fund
Putnam High Yield Advantage Fund
Putnam High Yield Municipal Trust

Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
      -Putnam Balanced Fund
      -Putnam Capital Opportunities Fund
      -Putnam Emerging Markets Fund
      -Putnam Global Growth and Income Fund
      -Putnam Growth Opportunities Fund
      -Putnam International Fund
      -Putnam International Blend Fund
      -Putnam International Large Cap Growth Fund
      -Putnam International New Opportunities Fund
      -Putnam International Voyager Fund
      -Putnam Mid-Cap Value Fund
      -Putnam New Value Fund
      -Putnam Research Fund
      -Putnam Small Cap Value Fund
      -Putnam Global Aggressive Growth Fund
Putnam Investment Grade Municipal Trust
Putnam Investors Fund
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Bond Fund
Putnam Municipal Income Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Investment Grade Municipal Trust
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Premier Income Trust
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund

Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Health Care Fund
Putnam Tax-Free Income Trust
      -Tax-Free High Yield Fund
      -Tax-Free Insured Fund
Putnam Tax Smart Funds Trust
      -Putnam Tax Smart Equity Fund
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
      -Putnam VT American Government Income Fund
      -Putnam VT Asia Pacific Growth Fund
      -Putnam VT Capital Appreciation Fund
      -Putnam VT Diversified Income Fund
      -Putnam VT Global Asset Allocation Fund
      -Putnam VT Global Growth Fund
      -Putnam VT Growth and Income Fund
      -Putnam VT Growth Opportunities Fund
      -Putnam VT Health Sciences Fund
      -Putnam VT High Yield Fund
      -Putnam VT Income Fund
      -Putnam VT Investors Fund
      -Putnam VT International Growth Fund
      -Putnam VT International Growth and Income Fund
      -Putnam VT International New Opportunities Fund
      -Putnam VT Money Market Fund
      -Putnam VT New Opportunities Fund
      -Putnam VT New Value Fund
      -Putnam VT OTC & Emerging Growth Fund
      -Putnam VT Research Fund
      -Putnam VT Small Cap Value Fund
      -Putnam VT Technology Fund
      -Putnam VT The George Putnam Fund of Boston
      -Putnam VT Utilities Growth and Income Fund
      -Putnam VT Vista Fund
      -Putnam VT Voyager Fund
      -Putnam VT Voyager Fund II
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

                                POWER OF ATTORNEY

         We, the undersigned Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam, III, Charles E. Porter, Patricia C. Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.

SIGNATURE                   TITLE                                     DATE
/s/ Michael T. Healy      Assistant Treasurer and                 March 11, 2002
Michael T. Healy          Principal Accounting Officer


/s/ Judith Cohen          Clerk                                   March 15, 2002
Judith Cohen

                                                                      Schedule A
                                  PUTNAM FUNDS

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
      -Balanced Portfolio
      -Conservative Portfolio
      -Growth Portfolio
Putnam Balanced Fund
Putnam Balanced Retirement Fund
Putnam California Investment Grade Municipal Trust
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Convertible Opportunities and Income Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
      -Putnam Asia Pacific Fund II
      -Putnam Equity Fund 98
      -Putnam Equity Fund 2000
      -Putnam Financial Services Fund
      -Putnam Growth Fund
      -Putnam High Yield Trust II
      -Putnam International Core Fund
      -Putnam International Fund 2000
      -Putnam International Growth and Income Fund
      -Putnam Mid Cap 2000 Fund
      -Putnam New Century Growth Fund
      -Putnam Technology Fund
      -Putnam U.S. Core Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Income Convertible and Bond Fund
Putnam High Yield Advantage Fund
Putnam High Yield Municipal Trust

Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
      -Putnam Balanced Fund
      -Putnam Capital Opportunities Fund
      -Putnam Emerging Markets Fund
      -Putnam Global Growth and Income Fund
      -Putnam Growth Opportunities Fund
      -Putnam International Fund
      -Putnam International Blend Fund
      -Putnam International Large Cap Growth Fund
      -Putnam International New Opportunities Fund
      -Putnam International Voyager Fund
      -Putnam Mid-Cap Value Fund
      -Putnam New Value Fund
      -Putnam Research Fund
      -Putnam Small Cap Value Fund
      -Putnam Global Aggressive Growth Fund
Putnam Investment Grade Municipal Trust
Putnam Investors Fund
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Bond Fund
Putnam Municipal Income Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Investment Grade Municipal Trust
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Premier Income Trust
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund

Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Health Care Fund
Putnam Tax-Free Income Trust
      -Tax-Free High Yield Fund
      -Tax-Free Insured Fund
Putnam Tax Smart Funds Trust
      -Putnam Tax Smart Equity Fund
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
      -Putnam VT American Government Income Fund
      -Putnam VT Asia Pacific Growth Fund
      -Putnam VT Capital Appreciation Fund
      -Putnam VT Diversified Income Fund
      -Putnam VT Global Asset Allocation Fund
      -Putnam VT Global Growth Fund
      -Putnam VT Growth and Income Fund
      -Putnam VT Growth Opportunities Fund
      -Putnam VT Health Sciences Fund
      -Putnam VT High Yield Fund
      -Putnam VT Income Fund
      -Putnam VT Investors Fund
      -Putnam VT International Growth Fund
      -Putnam VT International Growth and Income Fund
      -Putnam VT International New Opportunities Fund
      -Putnam VT Money Market Fund
      -Putnam VT New Opportunities Fund
      -Putnam VT New Value Fund
      -Putnam VT OTC & Emerging Growth Fund
      -Putnam VT Research Fund
      -Putnam VT Small Cap Value Fund
      -Putnam VT Technology Fund
      -Putnam VT The George Putnam Fund of Boston
      -Putnam VT Utilities Growth and Income Fund
      -Putnam VT Vista Fund
      -Putnam VT Voyager Fund
      -Putnam VT Voyager Fund II
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

                                POWER OF ATTORNEY

         I, the undersigned Treasurer of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam, III, Patricia C. Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.

SIGNATURE                   TITLE                                    DATE
/s/ Charles E. Porter     Executive Vice President; Treasurer    March 15, 2002
Charles E. Porter         and Principal Financial Officer

                                                                      Schedule A
                                  PUTNAM FUNDS

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
      -Balanced Portfolio
      -Conservative Portfolio
      -Growth Portfolio
Putnam Balanced Fund
Putnam Balanced Retirement Fund
Putnam California Investment Grade Municipal Trust
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Convertible Opportunities and Income Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
      -Putnam Asia Pacific Fund II
      -Putnam Equity Fund 98
      -Putnam Equity Fund 2000
      -Putnam Financial Services Fund
      -Putnam Growth Fund
      -Putnam High Yield Trust II
      -Putnam International Core Fund
      -Putnam International Fund 2000
      -Putnam International Growth and Income Fund
      -Putnam Mid Cap 2000 Fund
      -Putnam New Century Growth Fund
      -Putnam Technology Fund
      -Putnam U.S. Core Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Income Convertible and Bond Fund
Putnam High Yield Advantage Fund
Putnam High Yield Municipal Trust

Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
      -Putnam Balanced Fund
      -Putnam Capital Opportunities Fund
      -Putnam Emerging Markets Fund
      -Putnam Global Growth and Income Fund
      -Putnam Growth Opportunities Fund
      -Putnam International Fund
      -Putnam International Blend Fund
      -Putnam International Large Cap Growth Fund
      -Putnam International New Opportunities Fund
      -Putnam International Voyager Fund
      -Putnam Mid-Cap Value Fund
      -Putnam New Value Fund
      -Putnam Research Fund
      -Putnam Small Cap Value Fund
      -Putnam Global Aggressive Growth Fund
Putnam Investment Grade Municipal Trust
Putnam Investors Fund
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Bond Fund
Putnam Municipal Income Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Investment Grade Municipal Trust
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Premier Income Trust
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund

Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Health Care Fund
Putnam Tax-Free Income Trust
      -Tax-Free High Yield Fund
      -Tax-Free Insured Fund
Putnam Tax Smart Funds Trust
      -Putnam Tax Smart Equity Fund
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
      -Putnam VT American Government Income Fund
      -Putnam VT Asia Pacific Growth Fund
      -Putnam VT Capital Appreciation Fund
      -Putnam VT Diversified Income Fund
      -Putnam VT Global Asset Allocation Fund
      -Putnam VT Global Growth Fund
      -Putnam VT Growth and Income Fund
      -Putnam VT Growth Opportunities Fund
      -Putnam VT Health Sciences Fund
      -Putnam VT High Yield Fund
      -Putnam VT Income Fund
      -Putnam VT Investors Fund
      -Putnam VT International Growth Fund
      -Putnam VT International Growth and Income Fund
      -Putnam VT International New Opportunities Fund
      -Putnam VT Money Market Fund
      -Putnam VT New Opportunities Fund
      -Putnam VT New Value Fund
      -Putnam VT OTC & Emerging Growth Fund
      -Putnam VT Research Fund
      -Putnam VT Small Cap Value Fund
      -Putnam VT Technology Fund
      -Putnam VT The George Putnam Fund of Boston
      -Putnam VT Utilities Growth and Income Fund
      -Putnam VT Vista Fund
      -Putnam VT Voyager Fund
      -Putnam VT Voyager Fund II
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II